   As filed with the Securities and Exchange Commission on February 17, 1998
                                                      Registration No. 333-45197

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                AMENDMENT NO. 1
                                       TO
                                    FORM S-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              ------------------

                            NEWPARK RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                         1389                   72-1123385
(State or other jurisdiction of (Primary Standard Industrial   (I.R.S. Employer
incorporation or organization)   Classification Code Number) Identification No.)


                        3850 NORTH CAUSEWAY, SUITE 1770
                           METAIRIE, LOUISIANA 70002
                                 (504) 838-8222
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              ------------------


                            JAMES D. COLE, PRESIDENT
                            NEWPARK RESOURCES, INC.
                        3850 NORTH CAUSEWAY, SUITE 1770
                           METAIRIE, LOUISIANA 70002
                                 (504) 838-8222
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                    Copy to:
                             HOWARD Z. BERMAN, ESQ.
                           ERVIN, COHEN & JESSUP LLP
                       9401 WILSHIRE BOULEVARD, 9TH FLOOR
                        BEVERLY HILLS, CALIFORNIA  90212
                                 (310) 273-6333

                              ------------------

     Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable following the effectiveness of this Registration Statement.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
                                                 ---------

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
                          ---------

                              ------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

                        TABLE OF ADDITIONAL REGISTRANTS


                                 STATE OR OTHER         PRIMARY STANDARD
                                JURISDICTION OF             INDUSTRIAL
EXACT NAME OF REGISTRANT AS     INCORPORATION OR       CLASSIFICATION CODE        I.R.S. EMPLOYER
SPECIFIED IN ITS CHARTER          ORGANIZATION                NUMBER             IDENTIFICATION NO.
----------------------------------------------------------------------------------------------------

SOLOCO, L.L.C.                    Louisiana                          1389           72-1286785

SOLOCO Texas, L.P.                Texas                              1389           72-1284720

Batson-Mill, L.P.                 Texas                              2421           72-1284721

Newpark Texas, L.L.C.             Louisiana                          6719           72-1286789

Newpark Holdings, Inc.            Louisiana                          6719           72-1286594

Newpark Environmental             Louisiana                          1389           72-0770718
 Management Company L.L.C.

Newpark Environmental             Texas                              1389           72-1312748
 Services of Texas L.P.

Newpark Drilling Fluids, Inc.     Texas                              2899           76-0294800

Supreme Contractors, Inc.         Louisiana                          1389           72-1089713

Excalibar Minerals, Inc.          Texas                              3295           93-1055876

Excalibar Minerals of LA,         Louisiana                          3295           72-1363543
 L.L.C.

Chemical Technologies, Inc.       Texas                              2899           76-0476109

Newpark Texas Drilling Fluids,    Texas                              2899           76-0514960
 L.P.

NES Permian Basin, L.P.           Texas                              1389           72-1397586

Newpark Environmental             Delaware                           1389           72-1335837
 Services, Inc.

NID, L.P.                         Texas                              1389           72-1347084

Bockmon Construction              Texas                              1389           74-1536217
 Company, Inc.

Newpark Environmental             Mississippi                        1389           72-1373214
 Services Mississippi, L.P.

Newpark Shipholding Texas,        Texas                              6719           72-1286763
 L.P.
Mallard & Mallard of LA, Inc.     Louisiana                          6719           74-2062791


(1) The address, including zip code, and telephone number, including area code, of each of the additional Registrant's executive offices is 3850 North Causeway, Suite 1770, Metairie, Louisiana 70002, (504) 838-8222, and the name, address, including zip code, and telephone number, including area code, of agent for service, is James D. Cole, c/o Newpark Resources, Inc., 3850 North Causeway, Suite 1770, Metairie, Louisiana 70002, (504) 838-8222.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a)  Exhibits

     4.1 Indenture, dated as of December 17, 1997, among Newpark Resources, Inc., each of the Guarantors identified therein and State Street Bank and Trust Company, as Trustee.*
     4.2 Registration Rights Agreement, dated as of December 10, 1997, among Newpark Resources, Inc., each of the Guarantors identified therein, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Morgan Grenfell Inc., and Salomon Brothers Inc.*
     4.3 Form of the Newpark Resources, Inc. 8-5/8% Senior Subordinated Notes due 2007, Series A (contained in the Indenture filed as Exhibit 4.1).*
     4.4 Form of the Newpark Resources, Inc. 8-5/8% Senior Subordinated Notes due 2007, Series B (contained in the Indenture filed as Exhibit 4.1).*
     4.5 Form of Guarantees of the Newpark Resources, Inc. 8-5/8% Senior Subordinated Notes due 2007 (contained in the Indenture filed as
          Exhibit 4.1).*
     5.1  Opinion of Ervin, Cohen & Jessup LLP.*
     10.1 Purchase Agreement, dated as of December 10, 1997, among Newpark Resources, Inc., each of the Guarantors identified therein, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Morgan Grenfell Inc., and Salomon Brothers Inc.*
     12.1 Statements re computation of ratios of earnings to fixed charges.*
     23.1 Consent of Deloitte & Touche LLP.*
     23.2 Consent of Ervin, Cohen & Jessup LLP (included in Exhibit 5.1).*
     24.1 Powers of Attorney.*
     25.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of State Street Bank and Trust Company.*
     99.1 Form of Letter of Transmittal.
     99.2 Form of Notice of Guaranteed Delivery.
     99.3 Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.
     99.4 Form of Letter to Clients.
------------
*    Previously filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Metairie, State of Louisiana on February 13, 1998.

                                    NEWPARK RESOURCES, INC.


                                    By   /s/ Matthew W. Hardey
                                      ----------------------------------------
                                        Matthew W. Hardey, Vice President of
                                        Finance and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     SIGNATURE                      TITLE               DATE
     ---------                      -----               ----


       James D. Cole*        Chairman of the Board,     February 13, 1998
---------------------------  President and Chief
       James D. Cole         Executive Officer


   /s/ Matthew W. Hardey     Vice President of Finance  February 13, 1998
---------------------------  and Chief Financial
     Matthew W. Hardey       Officer


    Kathleen D. Lacoste*     Controller                 February 13, 1998
---------------------------
    Kathleen D. Lacoste


   Wm. Thomas Ballantine*    Executive Vice President   February 13, 1998
---------------------------  and Director
   Wm. Thomas Ballantine


        Dibo Attar*          Director                   February 13, 1998
 --------------------------
        Dibo Attar


       W.W. Goodson*         Director                   February 13, 1998
---------------------------
       W. W. Goodson


       David P. Hunt*        Director                   February 13, 1998
---------------------------
       David P. Hunt


    Dr. Alan J. Kaufman*     Director                   February 13, 1998
---------------------------
    Dr. Alan J. Kaufman


      James H. Stone*        Director                   February 13, 1998
---------------------------
      James H. Stone



*By:   /s/ Matthew W. Hardey
     ------------------------
        Matthew W. Hardey
        Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Metairie, State of Louisiana on February 13, 1998.

                                    SOLOCO, L.L.C.


                                    By    /s/ Matthew W. Hardey
                                      -------------------------------------
                                        Matthew W. Hardy, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     SIGNATURE                      TITLE                  DATE
     ---------                      -----                  ----


     James D. Cole*          Chairman of the Board and    February 13, 1998
-------------------------    Chief Executive Officer
     James D. Cole


  /s/ Matthew W. Hardey      Vice President (Principal    February 13, 1998
--------------------------   Financial Officer)
      Matthew W. Hardey


   Kathleen D. Lacoste*      Principal Accounting         February 13, 1998
---------------------------  Officer
   Kathleen D. Lacoste


   Wm. Thomas Ballantine*    Vice President and Director  February 13, 1998
 --------------------------
     Wm. Thomas Ballantine


     Ronald Latiolais*       President and Director       February 13, 1998
---------------------------
     Ronald Latiolais



*By: /s/ Matthew W. Hardey
    ------------------------
       Matthew W. Hardey
       Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Metairie, State of Louisiana on February 13, 1998.

                                    SOLOCO TEXAS, L.P.

                                    By:  Newpark Holdings, Inc., General Partner


                                         By   /s/ Matthew W. Hardey
                                           -----------------------------------
                                             Matthew W. Hardey, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     SIGNATURE                      TITLE                  DATE
     ---------                      -----                  ----


       James D. Cole*           President and Director     February 13, 1998
--------------------------
       James D. Cole


   /s/ Matthew W. Hardey        Vice President (Principal  February 13, 1998
---------------------------     Financial Officer) and
     Matthew W. Hardey          Director


     Kathleen D. Lacoste*       Principal Accounting       February 13, 1998
----------------------------    Officer
     Kathleen D. Lacoste


   Wm. Thomas Ballantine*       Executive Vice President   February 13, 1998
-----------------------------   and Director
   Wm. Thomas Ballantine



*By:   /s/ Matthew W. Hardey
    --------------------------
         Matthew W. Hardey
         Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Metairie, State of Louisiana on February 13, 1998.

                                    BATSON-MILL, L.P.

                                    By:  Newpark Holdings, Inc., General Partner


                                         By    /s/ Matthew W. Hardey
                                           ------------------------------------
                                             Matthew W. Hardey, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     SIGNATURE                      TITLE                  DATE
     ---------                      -----                  ----


     James D. Cole*           President and Director       February 13, 1998
-------------------------
     James D. Cole


  /s/ Matthew W. Hardey       Vice President (Principal    February 13, 1998
--------------------------    Financial Officer) and
      Matthew W. Hardey       Director


    Kathleen D. Lacoste*      Principal Accounting         February 13, 1998
---------------------------   Officer
    Kathleen D. Lacoste


   Wm. Thomas Ballantine*     Executive Vice President     February 13, 1998
----------------------------  and Director
   Wm. Thomas Ballantine



*By:  /s/ Matthew W. Hardey
    -------------------------
        Matthew W. Hardey
        Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Metairie, State of Louisiana on February 13, 1998.

                                    NEWPARK TEXAS, L.L.C.


                                    By    /s/ Matthew W. Hardey
                                      -------------------------------------
                                        Matthew W. Hardey, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     SIGNATURE                      TITLE                  DATE
     ---------                      -----                  ----

     James D. Cole*           President and Director      February 13, 1998
-------------------------
     James D. Cole


 /s/ Matthew W. Hardey        Vice President (Principal   February 13, 1998
-------------------------     Financial Officer) and
     Matthew W. Hardey        Director


   Kathleen D. Lacoste*       Principal Accounting        February 13, 1998
--------------------------    Officer
   Kathleen D. Lacoste


  Wm. Thomas Ballantine*      Executive Vice President    February 13, 1998
---------------------------   and Director
  Wm. Thomas Ballantine



*By:   /s/ Matthew W. Hardey
     ----------------------------
           Matthew W. Hardey
           Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Metairie, State of Louisiana on February 13, 1998.

                                    NEWPARK HOLDINGS, INC.


                                    By    /s/ Matthew W. Hardey
                                      -------------------------------------
                                        Matthew W. Hardey, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     SIGNATURE                      TITLE                  DATE
     ---------                      -----                  ----


     James D. Cole*           President and Director        February 13, 1998
-------------------------
     James D. Cole


  /s/ Matthew W. Hardey       Vice President (Principal     February 13, 1998
--------------------------    Financial Officer) and
      Matthew W. Hardey       Director


   Kathleen D. Lacoste*       Principal Accounting          February 13, 1998
---------------------------   Officer
   Kathleen D. Lacoste


    Wm. Thomas Ballantine*    Executive Vice President      February 13, 1998
----------------------------  and Director
    Wm. Thomas Ballantine



*By:   /s/ Matthew W. Hardey
    --------------------------
        Matthew W. Hardey
        Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Metairie, State of Louisiana on February 13, 1998.

                               NEWPARK ENVIRONMENTAL
                                 MANAGEMENT COMPANY, L.L.C.


                               By           /s/ Matthew W. Hardey
                                   ----------------------------------------
                                       Matthew W. Hardey, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     SIGNATURE                      TITLE                  DATE
     ---------                      -----                  ----


      James D. Cole*            Chairman of the Board       February 13, 1998
----------------------------
      James D. Cole


   /s/ Matthew W. Hardey        Vice President (Principal   February 13, 1998
----------------------------    Financial Officer) and
     Matthew W. Hardey          Director


   Kathleen D. Lacoste*         Principal Accounting        February 13, 1998
----------------------------    Officer
     Kathleen D. Lacoste


    Wm. Thomas Ballantine*      Vice President and          February 13, 1998
-----------------------------   Director
    Wm. Thomas Ballantine


       Frank Boudreaux*         President and Director      February 13, 1998
-----------------------------
       Frank Boudreaux



*By:   /s/ Matthew W. Hardey
      ---------------------------
       Matthew W. Hardey
       Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Metairie, State of Louisiana on February 13, 1998.

                                    NEWPARK ENVIRONMENTAL SERVICES OF
                                      TEXAS L.P.

                                    By:  Newpark Holdings, Inc., General Partner


                                         By    /s/ Matthew W. Hardey
                                           ------------------------------------
                                             Matthew W. Hardey, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     SIGNATURE                      TITLE                  DATE
     ---------                      -----                  ----


     James D. Cole*            President and Director       February 13, 1998
--------------------------
     James D. Cole


  /s/ Matthew W. Hardey        Vice President (Principal    February 13, 1998
---------------------------    Financial Officer)
      Matthew W. Hardey        and Director


    Kathleen D. Lacoste*       Principal Accounting         February 13, 1998
----------------------------   Officer
    Kathleen D. Lacoste


    Wm. Thomas Ballantine*     Executive Vice President     February 13, 1998
-----------------------------  and Director
    Wm. Thomas Ballantine



*By:   /s/ Matthew W. Hardey
     ------------------------------
           Matthew W. Hardey
           Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Metairie, State of Louisiana on February 13, 1998.

                                    NEWPARK DRILLING FLUIDS, INC.


                                    By    /s/ Matthew W. Hardey
                                      ------------------------------------
                                        Matthew W. Hardey, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     SIGNATURE                      TITLE                  DATE
     ---------                      -----                  ----


     James D. Cole*            Chairman of the Board        February 13, 1998
-------------------------
     James D. Cole


  /s/ Matthew W. Hardey        Vice President (Principal    February 13, 1998
--------------------------     Financial Officer) and
     Matthew W. Hardey         Director


    Kathleen D. Lacoste*       Principal Accounting         February 13, 1998
---------------------------    Officer
    Kathleen D. Lacoste


  Wm. Thomas Ballantine*       Vice President and           February 13, 1998
---------------------------    Director
  Wm. Thomas Ballantine


       James A. Sampey*        President and Director       February 13, 1998
---------------------------
       James A. Sampey



*By:   /s/ Matthew W. Hardey
     ---------------------------
         Matthew W. Hardey
         Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Metairie, State of Louisiana on February 13, 1998.

                                    SUPREME CONTRACTORS, INC.


                                    By    /s/ Matthew W. Hardey
                                      ------------------------------------
                                        Matthew W. Hardey, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     SIGNATURE                      TITLE                  DATE
     ---------                      -----                  ----

       James D. Cole*           Chairman of the Board      February 13, 1998
--------------------------
       James D. Cole


   /s/ Matthew W. Hardey        Vice President (Principal  February 13, 1998
---------------------------     Financial Officer)
       Matthew W. Hardey


     Kathleen D. Lacoste*       Principal Accounting       February 13, 1998
----------------------------    Officer
     Kathleen D. Lacoste


    Wm. Thomas Ballantine*      Vice President and         February 13, 1998
 ---------------------------    Director
    Wm. Thomas Ballantine


     Mark L. Phillips*          President and Director     February 13, 1998
----------------------------
     Mark L. Phillips


      Ronald Latiolais*         Vice President and         February 13, 1998
----------------------------    Director
      Ronald Latiolais



*By:   /s/ Matthew W. Hardey
    --------------------------
        Matthew W. Hardey
        Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Metairie, State of Louisiana on February 13, 1998.

                                    EXCALIBAR MINERALS, INC.


                                    By    /s/ Matthew W. Hardey
                                      -----------------------------------
                                        Matthew W. Hardey, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     SIGNATURE                      TITLE                  DATE
     ---------                      -----                  ----


      James D. Cole*            Chairman of the Board       February 13, 1998
---------------------------
      James D. Cole


   /s/ Matthew W. Hardey        Vice President (Principal   February 13, 1998
-----------------------------   Financial Officer)
       Matthew W. Hardey        and Director


    Kathleen D. Lacoste*        Principal Accounting        February 13, 1998
-----------------------------   Officer
   Kathleen  D. Lacoste


    Wm. Thomas Ballantine*      Vice President and          February 13, 1998
-----------------------------   Director
    Wm. Thomas Ballantine


     Thomas E. Eisenman*        President and Director      February 13, 1998
-----------------------------
     Thomas E. Eisenman



*By:  /s/ Matthew W. Hardey
     ------------------------
         Matthew W. Hardey
         Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Metairie, State of Louisiana on February 13, 1998.

                                    EXCALIBAR MINERALS OF LA., L.L.C.


                                    By    /s/ Matthew W. Hardey
                                      -------------------------------------
                                        Matthew W. Hardey, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     SIGNATURE                      TITLE                  DATE
     ---------                      -----                  ----


     James D. Cole*           Chairman of the Board        February 13, 1998
--------------------------
     James D. Cole


   /s/ Matthew W. Hardey      Vice President (Principal    February 13, 1998
--------------------------    Financial Officer)
     Matthew W. Hardey        and Director


   Kathleen D. Lacoste*       Principal Accounting         February 13, 1998
--------------------------    Officer
   Kathleen D. Lacoste


   Wm. Thomas Ballantine*     Vice President and           February 13, 1998
--------------------------    Director
   Wm. Thomas Ballantine


    Thomas E. Eisenman*       President and Director       February 13, 1998
--------------------------
    Thomas E. Eisenman



*By: /s/ Matthew W. Hardey
     ---------------------
       Matthew W. Hardey
       Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Metairie, State of Louisiana on February 13, 1998.

                                    CHEMICAL TECHNOLOGIES, INC.


                                    By    /s/ Matthew W. Hardey
                                      ------------------------------------
                                        Matthew W. Hardey, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     SIGNATURE                      TITLE                  DATE
     ---------                      -----                  ----


     James D. Cole*           Chairman of the Board        February 13, 1998
--------------------------
     James D. Cole


  /s/ Matthew W. Hardey       Vice President (Principal    February 13, 1998
--------------------------    Financial Officer)
     Matthew W. Hardey        and Director


    Kathleen D. Lacoste*      Principal Accounting         February 13, 1998
--------------------------    Officer
     Kathleen D. Lacoste


  Wm. Thomas Ballantine*      Vice President and           February 13, 1998
--------------------------    Director
  Wm. Thomas Ballantine


     James A. Sampey*         President and Director       February 13, 1998
--------------------------
     James A. Sampey



*By: /s/ Matthew W. Hardey
    ----------------------
      Matthew W. Hardey
      Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Metairie, State of Louisiana on February 13, 1998.

                                    NEWPARK TEXAS DRILLING FLUIDS, L.P.

                                    By:  Newpark Holdings, Inc., General Partner


                                         By    /s/ Matthew W. Hardey
                                           ------------------------------------
                                             Matthew W. Hardey, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     SIGNATURE                      TITLE                  DATE
     ---------                      -----                  ----


     James D. Cole*            President and Director      February 13, 1998
--------------------------
     James D. Cole


  /s/ Matthew W. Hardey        Vice President (Principal   February 13, 1998
--------------------------     Financial Officer)
      Matthew W. Hardey        and Director


   Kathleen D. Lacoste*        Principal Accounting        February 13, 1998
--------------------------     Officer
   Kathleen D. Lacoste


  Wm. Thomas Ballantine*       Executive Vice President    February 13, 1998
--------------------------     and Director
  Wm. Thomas Ballantine



*By: /s/ Matthew W. Hardey
     ---------------------
       Matthew W. Hardey
       Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Metairie, State of Louisiana on February 13, 1998.

                                    NES PERMIAN BASIN, L.P.

                                    By:  Newpark Holdings, Inc., General Partner


                                         By    /s/ Matthew W. Hardey
                                           -------------------------------------
                                             Matthew W. Hardey, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     SIGNATURE                         TITLE                        DATE
     ---------                         -----                        ----

       James D. Cole*           President and Director         February 13, 1998
---------------------------
       James D. Cole


  /s/ Matthew W. Hardey         Vice President (Principal      February 13, 1998
----------------------------    Financial Officer) and
     Matthew W. Hardey          Director


    Kathleen D. Lacoste*        Principal Accounting           February 13, 1998
----------------------------    Officer
    Kathleen D. Lacoste


   Wm. Thomas Ballantine*       Executive Vice President       February 13, 1998
----------------------------    and Director
   Wm. Thomas Ballantine



*By:  /s/ Matthew W. Hardey
    ------------------------
       Matthew W. Hardey
       Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Metairie, State of Louisiana on February 13, 1998.

                                    NEWPARK ENVIRONMENTAL SERVICES, INC.


                                    By    /s/ MATTHEW W. HARDEY
                                      -------------------------------------
                                        Matthew W. Hardey, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     SIGNATURE                           TITLE                       DATE
     ---------                           -----                       ----

     James D. Cole*             Chairman of the Board        February 13, 1998
--------------------------
     James D. Cole


  /s/ Matthew W. Hardey         Vice President (Principal    February 13, 1998
--------------------------      Financial Officer) and
      Matthew W. Hardey         Director


    Kathleen D. Lacoste*        Principal Accounting         February 13, 1998
--------------------------      Officer
    Kathleen D. Lacoste


   Wm. Thomas Ballantine*       Vice President and           February 13, 1998
--------------------------      Director Officer
   Wm. Thomas Ballantine


     Frank Boudreaux*           President and Director       February 13, 1998
--------------------------
     Frank Boudreaux



*By: /s/ Matthew W. Hardey
   -------------------------
       Matthew W. Hardey
       Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Metairie, State of Louisiana on February 13, 1998.

                                    NID, L.P.

                                    By:  Newpark Holdings, Inc., General Partner


                                         By    /s/ Matthew W. Hardey
                                           ------------------------------------
                                             Matthew W. Hardey, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

       SIGNATURE                      TITLE                        DATE
       ---------                      -----                        ----


    James D. Cole*              President and Director        February 13, 1998
---------------------------
    James D. Cole


  /s/ Matthew W. Hardey         Vice President (Principal     February 13, 1998
---------------------------     Financial Officer) and
      Matthew W. Hardey         Director


    Kathleen D. Lacoste*        Principal Accounting          February 13, 1998
---------------------------     Officer
    Kathleen D. Lacoste


  Wm. Thomas Ballantine*        Executive Vice President      February 13, 1998
---------------------------     and Director
  Wm. Thomas Ballantine



*By: /s/ Matthew W. Hardey
   ------------------------
     Matthew W. Hardey
       Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Metairie, State of Louisiana on February 13, 1998.

                                    BOCKMON CONSTRUCTION COMPANY, INC.


                                    By    /s/ Matthew W. Hardey
                                      -----------------------------------
                                        Matthew W. Hardey, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     SIGNATURE                      TITLE                         DATE
     ---------                      -----                         ----


    James D. Cole*           Chairman of the Board        February 13, 1998
-------------------------
    James D. Cole


  /s/ Matthew W. Hardey      Vice President (Principal    February 13, 1998
-------------------------    Financial Officer) and
     Matthew W. Hardey       Director


   Kathleen D. Lacoste*      Principal Accounting         February 13, 1998
-------------------------    Officer
   Kathleen D. Lacoste


      Hill Dishman*          President and Director       February 13, 1998
-------------------------
      Hill Dishman


   Ronald Latiolais*         Vice President and           February 13, 1998
-------------------------    Director
   Ronald Latiolais



*By: /s/ Matthew W. Hardey
   -----------------------
       Matthew W. Hardey
       Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Metairie, State of Louisiana on February 13, 1998.

                                    NEWPARK ENVIRONMENTAL SERVICES
                                    MISSISSIPPI, L.P

                                    By:  Newpark Holdings, Inc., General Partner


                                         By    /s/ Matthew W. Hardey
                                           -----------------------------------
                                             Matthew W. Hardey, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     SIGNATURE                      TITLE                        DATE
     ---------                      -----                        ----


     James D. Cole*           President and Director        February 13, 1998
-------------------------
     James D. Cole


  /s/ Matthew W. Hardey       Vice President (Principal     February 13, 1998
-------------------------     Financial Officer) and
     Matthew W. Hardey        Director


    Kathleen D. Lacoste*      Principal Accounting          February 13, 1998
-------------------------     Officer
    Kathleen D. Lacoste


  Wm. Thomas Ballantine*      Executive Vice President      February 13, 1998
-------------------------     and Director
  Wm. Thomas Ballantine



*By: /s/ Matthew W. Hardey
   -----------------------
      Matthew W. Hardey
      Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Metairie, State of Louisiana on February 13, 1998.

                                    NEWPARK SHIPHOLDING TEXAS, L.P.

                                    By:  Newpark Holdings, Inc., General Partner


                                         By    /s/ Matthew W. Hardey
                                           -----------------------------------
                                             Matthew W. Hardey, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     SIGNATURE                      TITLE                       DATE
     ---------                      -----                       ----


    James D. Cole*           President and Director        February 13, 1998
--------------------------
    James D. Cole


 /s/ Matthew W. Hardey       Vice President (Principal     February 13, 1998
--------------------------   Financial Officer) and
     Matthew W. Hardey       Director


   Kathleen D. Lacoste*      Principal Accounting          February 13, 1998
--------------------------   Officer
   Kathleen D. Lacoste


  Wm. Thomas Ballantine*     Executive Vice President      February 13, 1998
--------------------------   and Director
  Wm. Thomas Ballantine



*By: /s/ Matthew W. Hardey
   ------------------------
       Matthew W. Hardey
       Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Metairie, State of Louisiana on February 13, 1998.

                                    MALLARD & MALLARD OF LA, INC.


                                    By    /s/ Matthew W. Hardey
                                      ------------------------------------
                                        Matthew W. Hardey, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     SIGNATURE                      TITLE                       DATE
     ---------                      -----                       ----


     James D. Cole*          Chairman of the Board        February 13, 1998
------------------------
     James D. Cole


  /s/ Matthew W. Hardey      Vice President (Principal    February 13, 1998
-------------------------    Financial Officer)
     Matthew W. Hardey


   Kathleen D. Lacoste*      Principal Accounting         February 13, 1998
-------------------------    Officer
   Kathleen D. Lacoste


    Ronald Latiolais*        President and Director       February 13, 1998
-------------------------
    Ronald Latiolais


 Wm. Thomas Ballantine*      Vice President and           February 13, 1998
-------------------------    Director
 Wm. Thomas Ballantine


*By: /s/ Matthew W. Hardey
   -----------------------
        Matthew W. Hardey
        Attorney-in-Fact